 CHANCELLOR LGT
 ASSET MANAGEMENT
 OVER 25 YEARS
 OF INVESTING
 WORLDWIDE
GT GLOBAL
GROWTH &
INCOME FUND

ANNUAL REPORT
OCTOBER 31, 1996

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

The  views of the Fund's manage-
ment  and   portfolio   holdings
described  in this report are as
of October 31, 1996; these views
and portfolio holdings may  have
changed.

GT GLOBAL GROWTH & INCOME FUND

MESSAGE FROM THE CHAIRMAN

Dear Investor,

Fiscal 1996 has been a year of economic strengthening, and the Funds have benefited from low inflation and low interest rates worldwide. We're proud of their performance over the past year and remain enthusiastic about their long-term potential.

Consistent, above-average performance of GT Global Funds is our priority. To that end, we enhanced the breadth and depth of our investment capabilities this fall when Liechtenstein Global Trust (LGT), the parent company of GT Global, acquired a premier institutional money manager, Chancellor Capital Management. On October 31, Chancellor merged with LGT Asset Management, the Funds' advisor, and the combined entities are now known as Chancellor LGT Asset Management. This acquisition increased assets entrusted to LGT to over $80 billion.

We are confident about the partnership's success because both firms share a commitment to providing investors around the world with solutions to their investment needs through combined, top-notch expertise. Individual investors will now have access to the same high-quality management services enjoyed by over 320 institutional investors, including some of the country's largest organizations.

Chancellor's strengths--disciplined U.S. equity and fixed income processes and professionals, coupled with proven fundamental and quantitative investment capabilities--represent an ideal complement to LGT's advantages as an experienced global investment manager with an extensive global infrastructure. Chancellor LGT Asset Management's global investment team includes 12 economists, 98 portfolio managers, 72 analysts and 19 traders located in nine regional offices.

Warren Shaw, LGT's new Chief Investment Officer, has been the principal architect of Chancellor's investment policies, with excellent results. The disciplined, repeatable process he created leverages the effectiveness of a strong investment team approach.

As always, we appreciate your continued confidence. Should you and your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our registered representatives will be happy to assist you.

Sincerely,


David A. Minella
CHAIRMAN
GT GLOBAL MUTUAL FUNDS

GT GLOBAL GROWTH & INCOME FUND

INVESTMENT OBJECTIVE
AND CURRENT STRATEGY

The Fund seeks long-term capital appreciation and current income. In an effort to meet both objectives, the types of securities in which the Fund invests include common and convertible preferred stock of blue-chip companies as well as high-quality government bonds from around the world. We continue to focus our attention on the attractive opportunities we feel exist in Europe in both the equity and debt markets.


Performance Summary

   GT Global Growth & Income Fund
   JP Morgan Global Government Bond Index
   MSCI World Index

9/25/1990       9525    10000   10000
9/30/1990       9525    10045   9678
10/31/1990      9545    10443   10583
11/30/1990      9625    10625   10412
12/31/1990      9712    10744   10632
1/31/1991       10015   10987   11023
2/28/1991       10338   10997   12045
3/31/1991       10314   10653   11692
4/30/1991       10560   10781   11785
5/31/1991       10826   10791   12054
6/30/1991       10417   10647   11312
7/31/1991       10895   10872   11848
8/31/1991       11040   11098   11813
9/30/1991       11188   11503   12124
10/31/1991      11041   11616   12323
11/30/1991      10852   11806   11788
12/31/1991      11571   12402   12648
1/31/1992       11401   12159   12416
2/29/1992       11529   12124   12204
3/31/1992       11314   12012   11631
4/30/1992       11637   12112   11795
5/31/1992       12048   12456   12267
6/30/1992       11981   12796   11858
7/31/1992       11938   13078   11891
8/31/1992       11916   13426   12182
9/30/1992       11758   13412   12072
10/31/1992      11691   13077   11748
11/30/1992      11647   12846   11960
12/31/1992      11869   12967   12059
1/31/1993       12004   13187   12101
2/28/1993       12475   13399   12390
3/31/1993       12812   13605   13111
4/30/1993       12903   13853   13721
5/31/1993       13084   13941   14039
6/30/1993       13197   13952   13924
7/31/1993       13519   13958   14213
8/31/1993       14070   14371   14867
9/30/1993       14046   14523   14595
10/31/1993      14627   14516   14999
11/30/1993      14418   14410   14153
12/31/1993      15117   14557   14848
1/31/1994       15610   14694   15830
2/28/1994       14905   14533   15627
3/31/1994       14382   14466   14956
4/30/1994       14573   14455   15421
5/31/1994       14430   14336   15464
6/30/1994       14309   14506   15423
7/31/1994       14718   14642   15719
8/31/1994       14982   14604   16195
9/30/1994       14721   14677   15773
10/31/1994      15086   14897   16224
11/30/1994      14600   14709   15524
12/31/1994      14577   14743   15677
1/31/1995       14430   15042   15444
2/28/1995       14676   15429   15672
3/31/1995       14722   16214   16431
4/30/1995       15093   16473   17007
5/31/1995       15465   16933   17156
6/30/1995       15384   17038   17154
7/31/1995       15834   17119   18015
8/31/1995       15459   16643   17617
9/30/1995       15855   17018   18134
10/31/1995      16032   17184   17852
11/30/1995      16310   17376   18475
12/31/1995      16810   17591   19018
1/31/1996       16939   17410   19366
2/29/1996       17016   17309   19487
3/31/1996       17087   17282   19815
4/30/1996       17217   17218   20285
5/31/1996       17502   17236   20306
6/30/1996       17575   17387   20412
7/31/1996       17367   17707   19695
8/31/1996       17863   17780   19925
9/30/1996       18145   17878   20709
10/31/1996      18725   18233   20857

The chart above shows the performance of the GT Global Growth & Income Fund, Class A shares, since the Fund's inception versus the various indices shown above. This represents a cumulative return of 87.25% and an average annual total return of 10.83% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on October 22, 1992, would have been valued at $15,382 on October 31, 1996. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $12,168 on October 31, 1996.


AVERAGE ANNUAL TOTAL RETURNS%(1)
October 31, 1996


Share Class             Without Sales Charge(2)             With Sales Charge
                  1-Year    5-Year   Life of Fund    1-Year    5-Year   Life of Fund
Class A(3)         16.80     11.14       11.72        11.25     10.07       10.83
Class B(3)         16.06       N/A       11.65        11.06       N/A       11.29
Advisor Class(4)   17.19       N/A       14.83          N/A       N/A         N/A


HISTORICAL PERFORMANCE%(2)
Annual Total Returns (per calendar year)

                    1990    1991   1992     1993   1994   1995

Class A            1.97(3) 19.14   2.58     27.36  -3.57  15.32
Class B             N/A      N/A   1.17(3)  26.80  -4.19  14.56

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.


(2) This performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.

(3)The Fund began operations on September 25, 1990; Class B shares commenced on October 22, 1992.

(4)The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT
Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH PORTFOLIO MANAGERS
NICK TRAIN AND PAUL GRIFFITHS

CONVERGENCE IN EUROPEAN YIELDS

        Italian 10-year
        German 10-year

Oct-95  6.44    11.882
        6.169   11.455
        6.031   10.858
Jan-96  5.896   10.186
        6.388   10.575
        6.438   10.869
Apr-96  6.339   9.814
        6.496   9.647
        6.505   9.413
Jul-96  6.373   9.509
        6.386   9.573
        6.096   8.596
Oct-96  6       8.14

Source: Bloomberg, 1996

Q HOW HAS THE FUND PERFORMED OVER THE PAST 12 MONTHS TO OCTOBER 31, 1996?

A The Fund had a strong year and enjoyed an improvement in returns generally across the board. For the 12 months ending October 31, 1996, the Fund's total return was 16.80% for Class A shares (11.25% including the maximum 4.75% sales charge) and 16.06% for Class B shares (11.06% including the maximum 5% contingent deferred sales charge). Total return over the same investment period was 16.83% for the Morgan Stanley Capital International (MSCI) World Index(5) and 6.11% for the J.P. Morgan Global Government Bond Index.(6)

Going forward, the Fund could pick up in terms of relative performance when the U.S. market peaks out or plateaus. At this point, in our opinion, international markets are likely to perform relatively better because companies in many markets are only beginning to take the sort of rationalization measures that U.S. companies have embraced for the last 10 years.

Q WHY DO YOU THINK THE FUND HAS PERFORMED AS WELL AS IT HAS THIS YEAR?

A In general, the equity markets in which we focused met or exceeded expectations. Positive earnings and dividend growth surprises in the U.S. and UK were helpful to the Fund. Furthermore, this year we've seen a much more broadly based move in equity markets, with some value stocks catching up, particularly in continental Europe. In contrast, 1995 was an extremely good year for growth stocks such as technology issues. This had an adverse impact on the Fund in 1995, given the Fund's value-oriented approach, with a dividend-yield hurdle in stock selection, and we were unable to capture much of that high-tech growth stock boom.

The Fund also benefited from having low exposure to Japan. The Fund did not hold any Japanese equities and the Japanese bond content was reduced last year, which proved a good move as the yen weakened.

The performance of the Fund has been most notably enhanced by the strong performance of the higher-yielding European bond markets this year. In particular, Italian bonds have risen dramatically as yields have declined in the face of falling inflation and an improving fiscal backdrop. The political move toward European Monetary Union (EMU) has also pushed Italian yields lower as speculation over the likelihood of full participation has risen.

Elsewhere, the portfolio has benefited from core positions in mainstream European markets such as Germany, and in the North American bloc. European bonds outperformed those in the U.S. as yields rose rapidly in the first half of 1996 on the back of a pickup in U.S. growth. More recently, the portfolio has increased the U.S. exposure at the expense of Europe, taking advantage of the high yields in the U.S.

Q WHICH STOCKS HAVE DONE WELL FOR THE FUND?

A A number of companies performed well for the Fund. In particular, Bristol Meyers Squibb enjoyed very substantial cost savings from the combined group. The purchase took place when sentiment was very depressed for the pharmaceutical and health care sectors in the early 1990s. The Fund was fortunate to purchase shares at a time when there was a very attractive dividend yield, major dividend growth potential from the cost savings, plus a rerating.

Another attractive company, Monsanto, a specialty U.S. chemicals company, has been a big beneficiary of a more competitive dollar, and is also part of the Fund's current strategy of concentrating on industrials with improving returns on equity.

Elektrowatt, the Swiss power utility, has been diversifying its prodigious cash flows into an industrial services subsidiary. It has a dividend yield

                                                                  Continued p.4

(5) MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,561 securities listed on major world stock exchanges-- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) J.P. Morgan Global Government Bond Index is an arithmetic average, weighted by market value, of government bonds from 13 major bond markets.
It includes the effect of reinvested coupons and is measured in U.S.
dollars.

The indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGERS  CONTINUED

of just under 3% at a time when Swiss inflation is just 1%. Meanwhile, the company is growing its dividend at 5% or 6% per annum, so we find there is a very attractive real yield opportunity. Elektrowatt is an example of a company that in the past was a big, sleepy utility and is now making rational use of its cash flow.

Finally GKN, a UK auto components business with a global market position, is an example of an industrial conglomerate focusing on core businesses and improving returns.

Q HAS THE FUND BENEFITED FROM THE INCREASING EMPHASIS BY EUROPEAN COMPANIES
  ON SHAREHOLDER VALUE?

A The trend toward continental European companies' greater awareness of shareholder value has been a major benefit to this portfolio, which had a significant weighting in continental European equities. We've been responding to good value in continental Europe for some time, and have waited for that value to be released. One of the factors that triggered the release is companies behaving in a much more rational, shareholder friendly fashion. That's been particularly true of the German exposure we have, where a number of key stocks have espoused shareholder friendly policies. This has also been true of chemical companies like Bayer and BASF, but also of diversified utility companies like VEBA.

Q HOW WOULD YOU DESCRIBE YOUR EQUITY INVESTMENT STRATEGY?

A We take a three-step approach to investing. First we screen for dividend yield, by reviewing the Morgan Stanley equity universe for all stocks offering a historic dividend yield above the average. We then examine the resulting universe for companies offering participation in industries or themes we favor. We also consider stocks that are attractive on other valuation criteria. Under normal circumstances, the equity portion of the Fund is invested primarily in companies with market capitalizations of at least US$1 billion.

Q WHAT IS THE FUND'S CURRENT INVESTMENT FOCUS?

A In terms of industries, there are three areas of focus for this Fund, and one or two areas where we are deliberately less exposed. We are looking for
1) companies that act as bond market proxies, which generally include financial companies and, to a lesser extent, utilities. Within the financials, the Fund concentrates largely on banks and insurance companies that typically do well when inflation is low and bond yields are falling. To the extent that bond markets have rallied this year, it has been positive for that sector of the Fund; 2)industrial cyclicals, particularly in Europe, which include chemical, engineering and diversified industrial companies. We expect the greatest release of shareholder value from these types of sprawling industrial conglomerates in Europe as a result of their more focused management approach; and 3) we also have substantial exposure to a number of the big, integrated oil companies and are attracted to the cash generative characteristics of companies like Shell.

On the other hand, the Fund is light in pure consumer companies because we don't expect a return to strong pricing conditions for those companies. The Fund is also underweighted in real estate and telecom.

In terms of geographic regions, the Fund has had a structural underweighting in the U.S. market for several years. Despite the strong performance of the U.S. market last year, we find it encouraging that this year the U.S. market has only gone up by roughly the same amount as the rest of the world. In this respect, we are beginning to see a transition in market performance, away from pure U.S. leadership to more of a balance of separate returns.

Q WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND'S GEOGRAPHIC ALLOCATIONS?

A The most significant change to the Fund's holdings over the last three to four months has been the exit from the Hong Kong stock market, where we've had up to approximately 4% of the portfolio in the past. While we feel there is a bit of momentum left in the market, we wanted to use it to exit out rather than to build up the Fund's position. Moreover, the Fund has a value and yield orientation. Given this objective, we feel comfortable being out of Hong Kong in the run up to the handover of the colony to the Chinese in 1997.

Q WHERE DO YOU SEE OPPORTUNITIES GOING FORWARD?

A While we've cut the Fund's position in Hong Kong, the money has stayed in Asia and the Pacific Rim (Australia and New Zealand, in particular). In our opinion, Australia and New Zealand are two of the world's cheapest stock markets from a statistical valuation analysis. They have a very low price to earnings (P/E) ratio relative to the rest of the world (a P/E of 10x or 11x, versus 17x or 18x for the world) and very high dividend yields (4%-5%), in addition to declining bond yields and attractive trade fundamentals. Bond yields are declining because the inflation experience of these countries is improving. Furthermore, both economies are major exporters of capital goods and commodities to the rest of Asia, so to the extent that

                                                                  Continued p.5

INTERVIEW WITH THE PORTFOLIO MANAGERS  CONTINUED

the rest of Asia is growing rapidly, Australia and New Zealand are big beneficiaries.

In terms of themes, our expectations are for continued sluggishness in global economic growth--we believe growth is slowing in the U.S., while in Europe growth may pick up a bit. As a result, we think inflation is likely to stay lower than expectations over the next two to three years, and that, over that period, bond markets are likely to continue to deliver fairly attractive returns. Therefore, the bond proxy sectors in which this Fund invests could also do quite well. Eventually, when we reach the bottom of the interest rate and inflation expectations cycle, it will be necessary to make a shift in the portfolio structure; however, at the moment we're happy to go with this trend.

Looking forward on the bond side, we continue to find the North American bloc attractive as growth remains relatively mild and inflation does not appear to threaten.

We believe the performance of peripheral markets, such as Canada and Australia, may also add value, both from a bond perspective and the likely pickup in the currencies relative to the U.S. dollar. Across Europe, we believe the higher yielding markets are beginning to look somewhat overvalued as the EMU bandwagon gathers pace. The portfolio remains a selective holder of a number of these markets, with a view to reducing exposure gradually where appropriate. With the European economies beginning to show gradual signs of life, the inevitable issue, in our opinion, is the timing of an interest rate increase by the Bundesbank. This appears likely by the middle of 1997, suggesting European yields are unlikely to fall dramatically further from current levels.

GEOGRAPHIC ALLOCATION OF NET ASSETS

Asia-Pacific              9.2
Germany                  14.6
UK                       19.2
North America & Other    26.6
Other Europe             30.4

Allocations may change as market conditions change.
A complete listing may be found in the financial statements of this report.

ABOUT THE PORTFOLIO MANAGERS

NICK J. TRAIN -- Portfolio Manager for Chancellor LGT Asset Management since 1984; Investment Analyst since 1981. Prior to joining Chancellor LGT, Mr. Train received his B.A. from Oxford University.

PAUL GRIFFITHS -- Portfolio Manager for Chancellor LGT Asset Management since 1994. Prior to joining Chancellor LGT, Mr. Griffiths was a Fixed Income Fund manager at Lazard Investors from 1993-94 and Sanwa International PLC from 1991-93. He received his B.Sc from the University of York.

GT GLOBAL GROWTH & INCOME FUND
SECTOR ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1996%

EQUITY                               FIXED INCOME INVESTMENTS

Finance                      22.8    Gov't & Gov't Agency Obligations    25.6
Energy                       12.9    Corporate Bonds                      4.5
Services                      6.4    Short-Term & Other                   5.1
Materials/Basic Industry      6.3
Consumer Non-Durables         5.7
Health Care                   3.7
Capital Goods                 3.4
Consumer Durables             1.9
Multi Industry/Misc.          1.4
Technology                    0.3




GT GLOBAL GROWTH & INCOME FUND
                                                                                                          % of
KEY PORTFOLIO HOLDINGS(7)                                                                 Country        Net Assets

ELEKTROWATT AG  A holding company that operates subsidiaries which generate and         Switzerland         2.6
sell electricity; the company also has interests in hydro and nuclear power plants.

TELECOM CORPORATION OF NEW ZEALAND LTD.  This full-service telecommunications          New Zealand         2.3
company provides local, national and international telephone activities that offer cellular, directories, leased circuits, mobile radio, paging and data communications.

BRISTOL MEYERS SQUIBB CO.  This well-established company offers a wide range of            U.S.            2.2
prescription and non-prescription drugs, medical devices, health and skin care products, toiletries and beauty aids.

ROYAL DUTCH PETROLEUM CO.  One of the largest oil companies worldwide, Royal            Netherlands         2.1
Dutch is a key player in the energy industry, both within Europe and on a global basis. Its success is based on a proven track record of exploration, together with well-run marketing and chemical activities.

ROYAL & SUN ALLIANCE INSURANCE GROUP PLC  The holding company for multi-national             UK             2.1
insurance companies Sun Alliance Group Plc and Royal Insurance Holdings.

SWISS BANK CORP.  Offering a broad range of banking operations, including               Switzerland         2.0
foreign exchange and bank note dealings, precious metal trading, mortgages and building loans, Swiss Bank has operations throughout Switzerland and an extensive network of international subsidiaries.

GKN PLC  The premier UK engineering company, GKN holds high market shares in                 UK             1.9
niche areas such as constant velocity joints for autos and industrial pallets.

UNION BANK OF SWITZERLAND  Provides a wide range of banking and financial                Switzerland        1.5
services including retail banking and basic banking services, corporate finance, merchant banking, investment counseling and portfolio management, trading, and risk management. The company also invests in real estate.

AVON PRODUCTS, INC.  A worldwide manufacturer and direct seller of beauty                    U.S.           1.5
products, fragrances, fashion jewelry and other goods. The company markets its products in 119 countries through its network of approximately 1.7 million independent sales representatives.

CS HOLDING AG  Provides universal bank services in Switzerland, investment,              Switzerland        1.5
trust and management services and life insurance through its subsidiaries.
It is the parent company of Credit Suisse, CS First Boston, Elektrowatt and
CS Life.

(7)There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

GT GLOBAL
GROWTH &
INCOME FUND

FINANCIAL
STATEMENTS

                         GT GLOBAL GROWTH & INCOME FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Growth & Income Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Growth & Income Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Growth & Income Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 13, 1996

                                       F1

                         GT GLOBAL GROWTH & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES          VALUE          ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Finance (22.8%)
  Royal & Sun Alliance Insurance Group PLC ...............   UK             2,081,400   $ 14,274,489         2.1
    INSURANCE - MULTI-LINE
  Schweizerischer Bankverein (Swiss Bank Corp.) ..........   SWTZ              69,590     13,425,103         2.0
    BANKS-MONEY CENTER
  Union Bank of Switzerland - Bearer .....................   SWTZ              10,652     10,160,837         1.5
    BANKS-MONEY CENTER
  CS Holding AG - Registered .............................   SWTZ              98,500      9,852,341         1.5
    BANKS-MONEY CENTER
  AEGON N.V. .............................................   NETH             187,875      9,553,717         1.4
    INSURANCE-LIFE
  First Tennessee National Corp. .........................   US               245,400      8,926,425         1.3
    BANKS-REGIONAL
  ABN AMRO Holding N.V. ..................................   NETH             151,374      8,553,866         1.3
    BANKS-REGIONAL
  ING Groep N.V. .........................................   NETH             264,262      8,237,263         1.2
    OTHER FINANCIAL
  Commonwealth Bank of Australia .........................   AUSL             757,700      7,113,005         1.1
    BANKS-SUPER REGIONAL
  American General Corp. .................................   US               170,000      6,332,500         0.9
    INSURANCE-LIFE
  IKB Deutsche Industriebank AG ..........................   GER               33,700      6,123,629         0.9
    BANKS-REGIONAL
  Lloyds Abbey Life PLC ..................................   UK               599,000      6,115,726         0.9
    INSURANCE-LIFE
  National Westminster Bank PLC ..........................   UK               471,800      5,385,091         0.8
    BANKS-MONEY CENTER
  Deutsche Bank AG .......................................   GER              112,500      5,213,922         0.8
    BANKS-MONEY CENTER
  Generale de Banque S.A. ................................   BEL               14,762      5,162,201         0.8
    BANKS-MONEY CENTER
  General Accident PLC ...................................   UK               400,000      4,764,074         0.7
    INSURANCE - PROPERTY-CASUALTY
  Kredietbank N.V. .......................................   BEL               12,980      4,195,492         0.6
    BANKS-REGIONAL
  Fortis Amev N.V. .......................................   NETH             135,042      4,034,311         0.6
    OTHER FINANCIAL
  Commercial Union PLC ...................................   UK               361,550      3,823,747         0.6
    INSURANCE - MULTI-LINE
  Mercury Asset Management Group PLC .....................   UK               196,698      3,614,878         0.5
    INVESTMENT MANAGEMENT
  M & G Group PLC ........................................   UK               155,000      2,824,601         0.4
    INVESTMENT MANAGEMENT
  Banco de Santander S.A. ................................   SPN               48,750      2,503,823         0.4
    BANKS-MONEY CENTER
  Dresdner Bank AG .......................................   GER               72,350      1,936,154         0.3
    BANKS-MONEY CENTER
  Gerrard & National Holdings PLC ........................   UK               375,880      1,608,468         0.2
    SECURITIES BROKER
  Realty Development Corp., Ltd. "A" .....................   HK                 5,000         19,142          --
    REAL ESTATE

    The accompanying notes are an integral part of the financial statements.

                                       F2

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES          VALUE          ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Finance (Continued)
  Generale de Banque Strip VVPR ..........................   BEL                1,342   $        861          --
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                         153,755,666
                                                                                        ------------
Energy (12.9%)
  Elektrowatt AG .........................................   SWTZ              45,508     17,306,164         2.6
    ELECTRICAL & GAS UTILITIES
  Royal Dutch Petroleum Co. ..............................   NETH              87,050     14,372,406         2.1
    OIL
  Exxon Corp. ............................................   US                91,300      8,091,463         1.2
    OIL
  Electrabel S.A. ........................................   BEL               34,760      8,073,866         1.2
    ELECTRICAL & GAS UTILITIES
  Mobil Corp. ............................................   US                63,800      7,448,650         1.1
    OIL
  Shell Transport & Trading Co., PLC .....................   UK               358,800      5,881,728         0.9
    OIL
  RWE AG .................................................   GER              134,620      5,545,269         0.8
    ELECTRICAL & GAS UTILITIES
  Reunies Electrobel & Tractebel S.A. ....................   BEL               11,587      5,520,274         0.8
    ELECTRICAL & GAS UTILITIES
  Pacific Gas and Electric Co. ...........................   US               220,000      5,170,000         0.8
    ELECTRICAL & GAS UTILITIES
  Elf Aquitaine ..........................................   FR                52,475      4,197,589         0.6
    OIL
  Groupe Bruxelles Lambert S.A. ..........................   BEL               31,025      3,856,974         0.6
    OIL
  British Gas PLC ........................................   UK               459,500      1,427,994         0.2
    GAS PRODUCTION & DISTRIBUTION
                                                                                        ------------
                                                                                          86,892,377
                                                                                        ------------
Services (6.4%)
  Telecom Corporation of New Zealand Limited: ............   NZ                    --             --         2.3
    TELEPHONE NETWORKS
    Common ...............................................   --             2,614,200     13,588,663          --
    ADR{\/} ..............................................   --                19,000      1,581,750          --
  McGraw-Hill, Inc. ......................................   US               162,000      7,593,750         1.1
    BROADCASTING & PUBLISHING
  United News & Media PLC ................................   UK               639,291      7,010,773         1.0
    BROADCASTING & PUBLISHING
  Dun & Bradstreet Corp. .................................   US               109,800      6,354,675         0.9
    BROADCASTING & PUBLISHING
  Royal PTT Nederland N.V. ...............................   NETH             112,735      4,078,681         0.6
    TELEPHONE NETWORKS
  EMI Group PLC ..........................................   UK               158,900      3,121,896         0.5
    LEISURE & TOURISM
                                                                                        ------------
                                                                                          43,330,188
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES          VALUE          ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Materials/Basic Industry (6.3%)
  Western Mining Corporation Holdings Ltd. ...............   AUSL           1,437,900   $  9,033,151         1.3
    METALS - NON-FERROUS
  CSR Ltd. ...............................................   AUSL           2,405,200      8,078,942         1.2
    BUILDING MATERIALS & COMPONENTS
  Solvay S.A. "A" ........................................   BEL               11,754      7,042,218         1.1
    CHEMICALS
  Akzo Nobel N.V. ........................................   NETH              51,450      6,481,651         1.0
    CHEMICALS
  Monsanto Co. ...........................................   US               160,500      6,359,813         0.9
    CHEMICALS
  BASF AG ................................................   GER              180,800      5,782,159         0.8
    CHEMICALS
                                                                                        ------------
                                                                                          42,777,934
                                                                                        ------------
Consumer Non-Durables (5.7%)
  Avon Products, Inc. ....................................   US               182,000      9,873,500         1.5
    PERSONAL CARE/COSMETICS
  EMAIL Ltd. .............................................   AUSL           3,264,200      8,973,124         1.3
    HOUSEHOLD PRODUCTS
  Philip Morris Cos., Inc. ...............................   US                85,000      7,873,125         1.2
    FOOD
  Universal Corp. ........................................   US               280,500      7,643,625         1.1
    TOBACCO
  Brown-Forman Corp. "B" .................................   US                93,600      4,048,200         0.6
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          38,411,574
                                                                                        ------------
Health Care (3.7%)
  Bristol Myers Squibb Co. ...............................   US               138,700     14,667,525         2.2
    PHARMACEUTICALS
  Bayer AG ...............................................   GER              258,600      9,777,383         1.5
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          24,444,908
                                                                                        ------------
Capital Goods (3.4%)
  General Electric PLC ...................................   UK             1,473,000      9,095,404         1.4
    AEROSPACE/DEFENSE
  BICC PLC ...............................................   UK             1,559,172      7,420,400         1.1
    INDUSTRIAL COMPONENTS
  Lockheed Martin Corp. ..................................   US                69,545      6,232,971         0.9
    AEROSPACE/DEFENSE
                                                                                        ------------
                                                                                          22,748,775
                                                                                        ------------
Consumer Durables (1.9%)
  GKN PLC ................................................   UK               685,800     12,888,041         1.9
                                                                                        ------------
    AUTO PARTS
Multi-Industry/Miscellaneous (1.4%)
  VEBA AG ................................................   GER              170,200      9,083,556         1.4
                                                                                        ------------
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                                       F4

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES          VALUE          ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Technology (0.3%)
  Alcatel Alsthom Compagnie Generale d'Electricite .......   FR                21,860   $  1,864,976         0.3
    TELECOM TECHNOLOGY
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $317,278,795) .............                               436,197,995        64.8
                                                                                        ------------       -----

                                                                         PRINCIPAL                       % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT          VALUE          ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (25.6%)
  Australia (2.0%)
    Australian Government, 7.5% due 7/15/05 ..............   AUD           16,500,000     13,198,170         2.0
  Canada (0.6%)
    Canadian Government, 8.75% due 12/1/05 ...............   CAD            5,000,000      4,348,475         0.6
  Denmark (1.1%)
    Kingdom of Denmark, 8% due 3/15/06 ...................   DKK           40,000,000      7,409,447         1.1
  Germany (5.9%)
    Deutschland Republic:
      6.75% due 4/22/03 ..................................   DEM           23,000,000     16,167,173         2.4
      6.25% due 1/4/24 ...................................   DEM           23,000,000     14,113,222         2.1
    Bundesschatzanweisungen, 6.875% due 12/2/98 ..........   DEM            7,000,000      4,907,956         0.7
    Treuhandanstalt, 6.375% due 7/1/99 ...................   DEM            7,000,000      4,888,067         0.7
  Italy (3.2%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      10.5% due 4/15/98 ..................................   ITL       17,645,000,000     12,144,605         1.8
      10.5% due 9/01/05 ..................................   ITL       12,295,000,000      9,267,211         1.4
  Spain (1.5%)
    Kingdom of Spain, 10.3% due 6/15/02 ..................   ESP        1,162,430,000     10,354,587         1.5
  Sweden (2.4%)
    Swedish Government, 6% due 2/9/05 ....................   SEK          115,000,000     16,132,404         2.4
  United Kingdom (3.7%)
    United Kingdom Treasury:
      7.75% due 9/8/06 ...................................   GBP           11,895,000     19,487,111         2.9
      9.5% due 1/15/99 ...................................   GBP            3,000,000      5,144,717         0.8
  United States (5.2%)
    United States Treasury Note:
      7.25% due 5/15/04 ..................................   USD            8,600,000      9,109,617         1.4
      7.5% due 2/15/05 ...................................   USD            8,050,000      8,666,328         1.3
    United States Treasury Bond:
      6.25% due 8/15/23 ..................................   USD           10,000,000      9,405,859         1.4
      6% due 2/15/26 .....................................   USD            8,200,000      7,492,429         1.1
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $160,273,837) ...........................................                               172,237,378
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F5

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                         PRINCIPAL                       % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT          VALUE          ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (4.5%)
  Germany (2.2%)
    Siemens Capital Corp., 8% due 6/24/02+/+ .............   USD            4,710,000   $  6,224,265         0.9
    Deutsche Bank AG, 9% due 12/31/02+/+ .................   DEM            5,625,000      4,395,112         0.7
    Commerzbank AG, Convertible Bond, 9.45% due
     12/31/00+ ...........................................   DEM            4,173,000      4,056,088         0.6
  United Kingdom (2.3%)
    Daily Mail & General Trust, Convertible Bond, 5.75%
     due 9/26/03 .........................................   GBP            3,405,000      8,836,601         1.3
    Land Securities PLC, Convertible Bond, 9.375% due
     7/31/04 .............................................   GBP            3,485,000      6,560,600         1.0
                                                                                        ------------
Total Corporate Bonds (cost $26,125,358) .................                                30,072,666
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $186,399,195) .......                               202,310,044        30.1
                                                                                        ------------       -----


                                                                                                         % OF NET
REPURCHASE AGREEMENT                                                                       VALUE          ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated October 31, 1996, with State Street Bank & Trust
   Co., due November 1, 1996, for an effective yield of
   5.55%, collateralized by $8,645,000 U.S. Treasury Bond,
   7.125% due 2/15/23 (market value of collateral is
   $9,130,814, including accrued interest). (cost
   $8,946,379) ...........................................                                 8,946,379         1.3
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $512,624,369)  * .................                               647,454,418        96.2
Other Assets and Liabilities .............................                                25,799,981         3.8
                                                                                        ------------       -----

NET ASSETS ...............................................                              $673,254,399       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $513,138,202 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 141,338,898
                 Unrealized depreciation:            (7,022,682)
                                                  -------------
                 Net unrealized appreciation:     $ 134,316,216
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F6

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1996, was concentrated in the following countries:

                                              PERCENTAGE OF NET ASSETS {D}
                                        -----------------------------------------
                                                          FIXED
                                                         INCOME,     SHORT-TERM
                                                         RIGHTS &      &
COUNTRY (COUNTRY CODE/CURRENCY CODE)       EQUITY        WARRANTS    OTHER  TOTAL
--------------------------------------  -------------   ----------   -----  -----
Australia (AUSL/AUD) .................       4.9            2.0               6.9
Belgium (BEL/BEF) ....................       5.1                              5.1
Canada (CAN/CAD) .....................                      0.6               0.6
Denmark (DEN/DKK) ....................                      1.1               1.1
France (FR/FRF) ......................       0.9                              0.9
Germany (GER/DEM) ....................       6.5            8.1              14.6
Italy (ITLY/ITL) .....................                      3.2               3.2
Netherlands (NETH/NLG) ...............       8.2                              8.2
New Zealand (NZ/NZD) .................       2.3                              2.3
Spain (SPN/ESP) ......................       0.4            1.5               1.9
Sweden (SWDN/SEK) ....................                      2.4               2.4
Switzerland (SWTZ/CHF) ...............       7.6                              7.6
United Kingdom (UK/GBP) ..............      13.2            6.0              19.2
United States & Other (US/USD) .......      15.7            5.2      5.1     26.0
                                           -----          -----      -----  -----
Total  ...............................      64.8           30.1      5.1    100.0
                                           -----          -----      -----  -----
                                           -----          -----      -----  -----

--------------

{d}  Percentages indicated are based on net assets of $673,254,399.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1996

                                          MARKET VALUE
                                             (U.S.       CONTRACT  DELIVERY   UNREALIZED
CONTRACTS TO BUY:                           DOLLARS)      PRICE      DATE    APPRECIATION
----------------------------------------  ------------   --------  --------  ------------
French Francs...........................      978,657     5.14010  11/19/96   $    5,913
                                          ------------                       ------------
    Total Contracts to Buy (Payable
     amount $972,744)...................      978,657                              5,913
                                          ------------                       ------------
THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 0.15%.

CONTRACTS TO SELL:
----------------------------------------
Deutsche Marks                             30,578,692     1.46710  11/29/96      912,004
French Francs                               1,389,297     4.99600  11/06/96       31,840
French Francs                               3,777,615     5.05905  11/19/96       37,330
Netherland Guilders                        12,432,967     1.64860  11/15/96      365,771
Swiss Francs                               14,014,758     1.23274  12/19/96      262,381
                                          ------------                       ------------
    Total Contracts to Sell (Receivable
     amount $63,802,655)................   62,193,329                          1,609,326
                                          ------------                       ------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 9.24%.
    Total Open Forward Foreign Currency
     Contracts..........................                                      $1,615,239
                                                                             ------------
                                                                             ------------

--------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                         GT GLOBAL GROWTH & INCOME FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1996

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $512,624,369) (Note 1).............................  $647,454,418
  U.S. currency.....................................................................  $     756
  Foreign currencies (cost $44,124).................................................     44,048       44,804
                                                                                      ---------
  Receivable for Fund shares sold..............................................................   20,169,512
  Interest and interest withholding tax reclaims receivable....................................    5,131,683
  Receivable for open forward foreign currency contracts, net (Note 1).........................    1,615,239
  Dividends and dividend withholding tax reclaims receivable...................................    1,127,871
  Miscellaneous receivable.....................................................................        4,762
  Cash held as collateral for securities loaned (Note 1).......................................  109,660,818
                                                                                                 -----------
    Total assets...............................................................................  785,209,107
                                                                                                 -----------
Liabilities:
  Payable for Fund shares repurchased (Note 2).................................................    1,082,087
  Payable for investment management and administration fees (Note 2)...........................      534,801
  Payable for service and distribution expenses (Note 2).......................................      401,630
  Payable for printing and postage expenses....................................................      106,632
  Payable for transfer agent fees (Note 2).....................................................       61,755
  Payable for professional fees................................................................       49,075
  Payable for custodian fees (Note 1)..........................................................       22,818
  Payable for registration and filing fees.....................................................       13,380
  Payable for fund accounting fees (Note 2)....................................................       12,818
  Payable for Directors' fees and expenses (Note 2)............................................        4,464
  Other accrued expenses.......................................................................        4,430
  Collateral for securities loaned (Note 1)....................................................  109,660,818
                                                                                                 -----------
    Total liabilities..........................................................................  111,954,708
                                                                                                 -----------
Net assets.....................................................................................  $673,254,399
                                                                                                 -----------
                                                                                                 -----------
Class A:
Net asset value and redemption price per share ($286,203,273 DIVIDED BY 40,255,902 shares
 outstanding)..................................................................................  $      7.11
                                                                                                 -----------
                                                                                                 -----------
Maximum offering price per share (100/95.25 of $7.11) *........................................  $      7.46
                                                                                                 -----------
                                                                                                 -----------
Class B:+
Net asset value and offering price per share ($383,966,080 DIVIDED BY 53,993,849 shares
 outstanding)..................................................................................  $      7.11
                                                                                                 -----------
                                                                                                 -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($3,085,046 DIVIDED
 BY 434,291 shares outstanding)................................................................  $      7.10
                                                                                                 -----------
                                                                                                 -----------
Net assets consist of:
  Paid in capital (Note 4).....................................................................  $544,529,295
  Undistributed net investment income..........................................................      755,291
  Accumulated net realized loss on investments and foreign currency transactions...............   (8,514,803)
  Net unrealized appreciation on translation of assets and liabilities in foreign currencies...    1,654,567
  Net unrealized appreciation of investments...................................................  134,830,049
                                                                                                 -----------
Total -- representing net assets applicable to capital shares outstanding......................  $673,254,399
                                                                                                 -----------
                                                                                                 -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                         GT GLOBAL GROWTH & INCOME FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1996

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income (net of foreign withholding tax of $70,369)................................  $15,829,738
  Dividend income (net of foreign withholding tax of $1,768,337).............................  15,064,935
                                                                                               ----------
    Total investment income..................................................................  30,894,673
                                                                                               ----------
Expenses:
  Investment management and administration fees (Note 2).....................................   6,282,438
  Transfer agent fees (Note 2)...............................................................   1,236,857
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $  968,051
    Class B......................................................................   3,702,842   4,670,893
                                                                                   ----------
  Custodian fees (Note 1)....................................................................     456,141
  Printing and postage expenses..............................................................     170,158
  Fund accounting fees (Note 2)..............................................................     162,035
  Audit fees.................................................................................      57,724
  Registration and filing fees...............................................................      43,188
  Legal fees.................................................................................      25,986
  Directors' fees and expenses (Note 2)......................................................      16,712
  Other expenses.............................................................................      23,615
                                                                                               ----------
    Total expenses before reductions.........................................................  13,145,747
                                                                                               ----------
      Expense reductions (Note 1 & 5)........................................................    (426,518)
                                                                                               ----------
    Total net expenses.......................................................................  12,719,229
                                                                                               ----------
Net investment income........................................................................  18,175,444
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies: (Note 1)
  Net realized gain on investments...............................................  11,446,471
  Net realized gain on foreign currency transactions.............................   4,285,938
                                                                                   ----------
    Net realized gain during the year........................................................  15,732,409
  Net change in unrealized appreciation on translation of assets and liabilities
   in foreign currencies.........................................................   1,957,055
  Net change in unrealized appreciation of investments...........................  62,236,320
                                                                                   ----------
    Net unrealized appreciation during the year..............................................  64,193,375
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies.......................  79,925,784
                                                                                               ----------
Net increase in net assets resulting from operations.........................................  $98,101,228
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                         GT GLOBAL GROWTH & INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                YEAR ENDED    YEAR ENDED
                                                                               OCTOBER 31,   OCTOBER 31,
                                                                                   1996          1995
                                                                               ------------  ------------
Increase (Decrease) in net assets
Operations:
  Net investment income......................................................  $ 18,175,444  $ 22,728,600
  Net realized gain (loss) on investments and foreign currency
   transactions..............................................................    15,732,409   (17,910,394)
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies..............................     1,957,055      (583,752)
  Net change in unrealized appreciation of investments.......................    62,236,320    32,281,086
                                                                               ------------  ------------
    Net increase in net assets resulting from operations.....................    98,101,228    36,515,540
                                                                               ------------  ------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................................................    (9,963,848)  (10,790,288)
  From net realized gain on investments......................................    (1,766,763)     (506,546)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................................................   (10,894,963)  (10,618,028)
  From net realized gain on investments......................................    (2,225,842)     (580,255)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................................................       (65,132)      (18,236)
  From net realized gain on investments......................................        (5,890)           --
                                                                               ------------  ------------
    Total distributions......................................................   (24,922,438)  (22,513,353)
                                                                               ------------  ------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested...........................   237,835,679   150,425,919
  Decrease from capital shares repurchased...................................  (279,569,655) (199,707,569)
                                                                               ------------  ------------
    Net decrease from capital share transactions.............................   (41,733,976)  (49,281,650)
                                                                               ------------  ------------
Total increase (decrease) in net assets......................................    31,444,814   (35,279,463)
Net assets:
  Beginning of year..........................................................   641,809,585   677,089,048
                                                                               ------------  ------------
  End of year................................................................  $673,254,399* $641,809,585**
                                                                               ------------  ------------
                                                                               ------------  ------------

--------------
   * Includes undistributed net investment income of $755,291.
  ** Includes undistributed net investment income of $3,503,788.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                         GT GLOBAL GROWTH & INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                        CLASS A+
                                --------------------------------------------------------
                                                 YEAR ENDED OCTOBER 31,
                                --------------------------------------------------------
                                  1996        1995        1994      1993 (D)      1992
                                ---------   ---------   ---------   ---------   --------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $   6.35    $   6.21    $   6.29    $   5.28    $  5.25
                                ---------   ---------   ---------   ---------   --------
Income from investment
 operations:
  Net investment income.......      0.22        0.24        0.22        0.24*      0.21*
  Net realized and unrealized
   gain (loss) on
   investments................      0.82        0.13       (0.03)       1.05       0.10
                                ---------   ---------   ---------   ---------   --------
    Net increase (decrease)
     from investment
     operations...............      1.04        0.37        0.19        1.29       0.31
                                ---------   ---------   ---------   ---------   --------
Distributions to shareholders:
  From net investment
   income.....................     (0.24)      (0.22)      (0.21)      (0.24)     (0.14)
  From net realized gain on
   investments................     (0.04)      (0.01)      (0.06)         --      (0.14)
  From sources other than net
   investment income..........        --          --          --       (0.04)        --
                                ---------   ---------   ---------   ---------   --------
    Total distributions.......     (0.28)      (0.23)      (0.27)      (0.28)     (0.28)
                                ---------   ---------   ---------   ---------   --------
Net asset value, end of
 period.......................  $   7.11    $   6.35    $   6.21    $   6.29    $  5.28
                                ---------   ---------   ---------   ---------   --------
                                ---------   ---------   ---------   ---------   --------

Total investment return (e)...     16.80%       6.27%       3.14%       25.1%       5.9%
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $286,203    $284,069    $317,847    $251,428    $27,754
Ratio of net investment income
 to average net assets........      3.17%       3.85%       3.30%        3.3%*      4.1%*
Ratio of expenses to average
 net assets:
  With expense reductions
   (Notes 1 & 5)..............      1.59%       1.70%       1.67%        1.8%*      1.9%*
  Without expense
   reductions.................      1.66%       1.74%         --%**       --%**      --%**
Portfolio turnover rate++++...        39%         83%        117%         24%        53%
Average commission rate per
 share paid on portfolio
 transactions++++.............  $ 0.0139         N/A         N/A         N/A        N/A

----------------

  + All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.005 and $0.02 for the year ended October 31, 1993 and 1992, respectively. Without such reimbursements, the expense ratios would have been 1.9% and 2.2%, and the net investment income to average net assets would have been 3.2% and 3.7% for the year ended October 31, 1993 and 1992, respectively.
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) Not annualized.
 (b) Annualized.
 (c) Ratios are not meaningful due to short period of operations of Class B shares.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the year.
 (e) Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.
                                      F11

                         GT GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                         CLASS B++
                                -----------------------------------------------------------        ADVISOR CLASS+++
                                                                                OCTOBER 22,   --------------------------
                                                                                   1992          YEAR       JUNE 1, 1995
                                           YEAR ENDED OCTOBER 31,                   TO           ENDED           TO
                                ---------------------------------------------   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                  1996        1995        1994      1993 (D)     1992 (D)        1996           1995
                                ---------   ---------   ---------   ---------   -----------   -----------   ------------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $   6.35    $   6.21    $   6.29    $   5.28      $ 5.29       $   6.35       $ 6.24
                                ---------   ---------   ---------   ---------   -----------   -----------   ------------
Income from investment
 operations:
  Net investment income.......      0.17        0.20        0.18        0.20        0.01           0.23         0.11
  Net realized and unrealized
   gain (loss) on
   investments................      0.82        0.13       (0.03)       1.05       (0.02)          0.82         0.13
                                ---------   ---------   ---------   ---------   -----------   -----------   ------------
    Net increase (decrease)
     from investment
     operations...............      0.99        0.33        0.15        1.25       (0.01)          1.05         0.24
                                ---------   ---------   ---------   ---------   -----------   -----------   ------------
Distributions to shareholders:
  From net investment
   income.....................     (0.20)      (0.18)      (0.17)      (0.20)         --          (0.26)       (0.13)
  From net realized gain on
   investments................     (0.03)      (0.01)      (0.06)         --          --          (0.04)          --
  From sources other than net
   investment income..........        --          --          --       (0.04)         --             --           --
                                ---------   ---------   ---------   ---------   -----------   -----------   ------------
    Total distributions.......     (0.23)      (0.19)      (0.23)      (0.24)         --          (0.30)       (0.13)
                                ---------   ---------   ---------   ---------   -----------   -----------   ------------
Net asset value, end of
 period.......................  $   7.11    $   6.35    $   6.21    $   6.29      $ 5.28       $   7.10       $ 6.35
                                ---------   ---------   ---------   ---------   -----------   -----------   ------------
                                ---------   ---------   ---------   ---------   -----------   -----------   ------------
Total investment return (e)...     16.06%       5.57%       2.48%       24.3%       (0.2)% (a)     17.19%       3.83% (a)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $383,966    $356,796    $359,242    $150,768      $  280       $  3,085       $  944
Ratio of net investment income
 to average net assets........      2.52%       3.20%       2.65%        2.6%        N/A(c)        3.52%        4.20% (b)
Ratio of expenses to average
 net assets:
  With expense reductions
   (Notes 1 & 5)..............      2.24%       2.35%       2.32%        2.5%        N/A(c)        1.24%        1.35% (b)
  Without expense
   reductions.................      2.31%       2.39%         --%**       --%**       --% **(c)      1.31%      1.39% (b)
Portfolio turnover rate++++...        39%         83%        117%         24%         53%            39%          83%
Average commission rate per
 share paid on portfolio
 transactions++++.............  $ 0.0139         N/A         N/A         N/A         N/A       $ 0.0139          N/A

----------------

  + All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.005 and $0.02 for the year ended October 31, 1993 and 1992, respectively. Without such reimbursements, the expense ratios would have been 1.9% and 2.2%, and the net investment income to average net assets would have been 3.2% and 3.7% for the year ended October 31, 1993 and 1992, respectively.
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) Not annualized.
 (b) Annualized.
 (c) Ratios are not meaningful due to short period of operations of Class B shares.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the year.
 (e) Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.
                                      F12

                         GT GLOBAL GROWTH & INCOME FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Growth & Income Fund ("Fund") is a separate series of GT Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by, Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuations, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss

                                      F13

                         GT GLOBAL GROWTH & INCOME FUND

equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently 'marked-to-market' to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1996, stocks with an aggregate value of approximately $103,616,512 were on loan to brokers. The loans were secured by cash collateral of $109,660,818. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1996, the Fund received $408,455 of income from securities lending which was used to offset the Fund's custody expenses.

                                      F14

                         GT GLOBAL GROWTH & INCOME FUND

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carry forward of $6,939,210, which expires in 2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investment of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc., is the Fund's investment manager and administrator. On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1996, GT Global retained $55,131 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $11,699 for the year ended October 31, 1996. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1996, GT Global collected CDSCs in the amount of $1,473,414. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00%

                                      F15

                         GT GLOBAL GROWTH & INCOME FUND

annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.85%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1996, purchases and sales of investment securities by the Fund, other than short-term investments and U.S. government obligations, aggregated $221,734,292 and $306,804,136, respectively. Purchases and sales of U.S. government obligations were $27,669,250 and $12,391,250, respectively, for the year ended October 31, 1996.

4. CAPITAL SHARES
At October 31, 1996, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund: 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 200,000,000 were classified as shares of GT Global High Income Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F16

                         GT GLOBAL GROWTH & INCOME FUND

                           CAPITAL SHARE TRANSACTIONS

                                                 YEAR ENDED                  YEAR ENDED
                                              OCTOBER 31, 1996            OCTOBER 31, 1995
                                          -------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT       SHARES        AMOUNT
----------------------------------------  -----------  ------------  -----------  -------------
Shares sold.............................   21,196,018  $143,350,526   11,447,072  $  70,539,906
Shares issued in connection with
  reinvestment of distributions.........    1,500,319     9,894,388    1,579,506      9,534,463
                                          -----------  ------------  -----------  -------------
                                           22,696,337   153,244,914   13,026,578     80,074,369
Shares repurchased......................  (27,157,086) (182,477,096) (19,470,580)  (119,773,578)
                                          -----------  ------------  -----------  -------------
Net decrease............................   (4,460,749) $(29,232,182)  (6,444,002) $ (39,699,209)
                                          -----------  ------------  -----------  -------------
                                          -----------  ------------  -----------  -------------

                                                 YEAR ENDED                  YEAR ENDED
                                              OCTOBER 31, 1996            OCTOBER 31, 1995
                                          -------------------------  --------------------------
CLASS B                                     SHARES        AMOUNT       SHARES        AMOUNT
----------------------------------------  -----------  ------------  -----------  -------------
Shares sold.............................    9,561,545  $ 63,970,280    9,868,499  $  60,082,182
Shares issued in connection with
  reinvestment of distributions.........    1,656,409    10,934,244    1,542,069      9,322,768
                                          -----------  ------------  -----------  -------------
                                           11,217,954    74,904,524   11,410,568     69,404,950
Shares repurchased......................  (13,373,837)  (89,395,191) (13,074,922)    79,926,629)
                                          -----------  ------------  -----------  -------------
Net decrease............................   (2,155,883) $(14,490,667)  (1,664,354) $ (10,521,679)
                                          -----------  ------------  -----------  -------------
                                          -----------  ------------  -----------  -------------

                                                                            JUNE 1, 1995
                                                                      (COMMENCEMENT OF SALE OF
                                                 YEAR ENDED            SHARES) TO OCTOBER 31,
                                              OCTOBER 31, 1996                  1995
                                          -------------------------  --------------------------
ADVISOR CLASS                               SHARES        AMOUNT       SHARES        AMOUNT
----------------------------------------  -----------  ------------  -----------  -------------
Shares sold.............................    1,416,928  $  9,616,882      146,947  $     928,364
Shares issued in connection with
  reinvestment of distributions.........       10,469        69,359        2,927         18,236
                                          -----------  ------------  -----------  -------------
                                            1,427,397     9,686,241      149,874        946,600
Shares repurchased......................   (1,141,817)   (7,697,368)      (1,163)        (7,362)
                                          -----------  ------------  -----------  -------------
Net increase............................      285,580  $  1,988,873      148,711  $     939,238
                                          -----------  ------------  -----------  -------------
                                          -----------  ------------  -----------  -------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1996, the Fund's expenses were reduced by $18,063 under these arrangements.

                                      F17

                         GT GLOBAL GROWTH & INCOME FUND

                                     NOTES

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
                         GT GLOBAL GROWTH & INCOME FUND

                                     NOTES

--------------------------------------------------------------------------------

                         GT GLOBAL GROWTH & INCOME FUND

                                     NOTES

--------------------------------------------------------------------------------

                         GT GLOBAL GROWTH & INCOME FUND

                                     NOTES

--------------------------------------------------------------------------------

                         GT GLOBAL GROWTH & INCOME FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                  GT GLOBAL GROWTH & INCOME FUND
          G&IAR612054M.584